UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

Knowles Corporation

(Exact name of registrant as specified in charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-250-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On May 2, 2016, Robert W. Cremin announced his resignation from the Board of Directors (the “Board”) of Knowles Corporation (the “Company”), effective at the Annual Meeting of Stockholders held on May 3, 2016 (the “Annual Meeting”). Mr. Cremin’s decision to resign did not involve any disagreement with the Company, the Company’s management or the Board. Effective as of Mr. Cremin’s resignation, the size of the Board was reduced from nine to eight directors.

2016 Equity and Cash Incentive Plan

At the Annual Meeting, the stockholders of the Company approved the Knowles Corporation 2016 Equity and Cash Incentive Plan (the “2016 Plan”), which had previously been approved by the Board, subject to stockholder approval. The 2016 Plan replaces the Knowles Corporation 2014 Equity and Cash Incentive Plan.

The following paragraphs provide a summary of certain terms of the 2016 Plan. The summary is qualified in its entirety by the full text of the 2016 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The 2016 Plan was also described in Proposal 5 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2016 in connection with the Annual Meeting (the “2016 Proxy Statement”).

The purposes of the 2016 Plan are to (i) align the interests of our stockholders and recipients of awards under the 2016 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, other employees, and non-employee directors of the Company and its subsidiaries and affiliates; and (iii) motivate award recipients to act in the long-term best interests of the Company and its stockholders. The 2016 Plan will be administered by the Compensation Committee of the Board.

Subject to the terms of the 2016 Plan, 9.4 million shares of common stock of the Company are authorized for issuance under the 2016 Plan. Under the 2016 Plan, the Company may grant nonqualified stock options, incentive stock options (collectively with nonqualified stock options, “Options”), stock appreciation rights (“SARs”), stock awards in the form of restricted stock, restricted stock units or unrestricted stock awards (“Stock Awards”), performance awards and deferred stock units. To the extent the Company grants a Stock Award or settles a performance award in shares of common stock or grants a deferred stock unit award (on a stand-alone basis and not in connection with the vesting of an award), the number of shares of common stock that remain available for future grants under the 2016 Plan will be reduced by an amount equal to 1.75 times the number of shares subject to such Stock Award, deferred stock unit award or performance award.

The Board may amend the 2016 Plan as it deems advisable, subject to stockholder approval if required by applicable law, rule or regulation or if the Board seeks to modify the Option and SAR repricing or discounting provisions in the 2016 Plan. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved Proposal 4, an amendment to the Company’s Amended and Restated Certificate of Incorporation to replace the plurality voting standard with a majority voting standard for uncontested election of directors. Accordingly, on May 3, 2016, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware implementing the amendment.

Also on May 3, 2016, following the approval of Proposal 4 by the Company’s stockholders, the Board adopted a corresponding amendment to the Company’s Amended and Restated By-Laws. Reference is made to the Certificate of Amendment of Amended and Restated Certificate of Incorporation and Amendment No. 1 to Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) elected the persons listed below to serve as Class III directors for a term of three years expiring at the 2019 Annual Meeting of Stockholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2016; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the 2016 Proxy Statement; (iv) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to replace the plurality voting standard with a majority voting standard for uncontested election of directors and (v) approved the 2016 Plan. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of three Class III directors

Director Name	For	Withheld	Broker Non- Votes
Jean-Pierre M. Ergas	71,629,739	5,082,327	5,944,273
Prof. Dr. Hermann Eul	71,790,846	4,921,220	5,944,273
Donald Macleod	71,685,032	5,027,034	5,944,273

Proposal 2:	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016

For	Against	Abstain	Broker Non- Votes
79,026,070	3,593,878	36,391	0

Proposal 3:	An advisory vote on named executive officer compensation as disclosed in the 2016 Proxy Statement

For	Against	Abstain	Broker Non- Votes
69,319,994	7,244,468	147,604	5,944,273

Proposal 4:	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to replace the plurality voting standard with a majority voting standard for uncontested election of directors

For	Against	Abstain	Broker Non - Votes
72,927,258	3,720,380	64,428	5,944,273

Proposal 5:	Approval of the 2016 Plan

For	Against	Abstain	Broker Non - Votes
58,527,071	18,096,495	88,500	5,944,273

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Knowles Corporation, dated May 3, 2016.

3.2	Amendment No. 1 to Amended and Restated By-Laws of Knowles Corporation, adopted on May 3, 2016.

10.1	Knowles Corporation 2016 Equity and Cash Incentive Plan, incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 4, 2016
	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Knowles Corporation, dated May 3, 2016.

3.2	Amendment No. 1 to Amended and Restated By-Laws of Knowles Corporation, adopted on May 3, 2016.

10.1	Knowles Corporation 2016 Equity and Cash Incentive Plan, incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 15, 2016.